Other non-operating (income) expenses	12 Months Ended
Dec. 31, 2021
Other Non Operating Income Expenses [Abstract]
Other non-operating (income) expenses
21.	Other non-operating (income) expenses

	Year ended
	December 31, 2021	December 31, 2020
Gain on sale of loan book	—	(1,676)
Credit facility prepayment and related expenses	—	2,608
Convertible debenture early conversion	—	927
Gain on amendment of debentures	—	(765)
Government grants	(1,597)	(3,201)
Direct offering transaction costs allocated to derivative financial liabilities	2,260	—
Acquisition costs, restructuring and other	3,437	938

	4,100	(1,169)

On February 28, 2020, Mogo completed the Liquid Sale and recognized a gain on sale of loan book amounting to $1,676
 (refer to Note 4). On the same date, Mogo repaid and extinguished its Credit facility – Liquid and recognized an early prepayment expense of $
2,500 as a result of paying down the facility in advance of the maturity date (refer to Note 13). Mogo also recognized $108 of other related legal and termination expenses in connection with the transactions.

Due to the outbreak of
COVID-19,
the Government of Canada announced the Canadian Emergency Wage Subsidy (“
CEWS
”) and Canadian Emergency Rent Subsidy (“
CERS
”) to support companies that have experienced a certain level of revenue decline in their operations. Mogo has determined that it qualifies for the CEWS and CERS and has made an accounting policy election to record the grant on a gross basis. During the year ended December 31, 2021, Mogo has recorded other non-operating
income for CEWS and CERS of $1,007 and $163 respectively (2020 – $3,201 and $nil).
Direct offering transaction costs allocated to derivative financial liabilities of $2,260 relate to the issuance of warrants with a USD denominated exercise price to investors. This resulted in the recognition of a derivative financial liability and the allocation of the associated transaction costs to other non-operating
expenses (refer to Note 16 for further details).